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                                                                    EXHIBIT 23.1




                                    CONSENT



We consent to the reference to our firm under the caption "Experts" included in this Registration Statement on Form S-8 filed by Safeskin Corporation for the registration of 88,354 shares of common stock.



MORGAN, LEWIS & BOCKIUS LLP



Miami, Florida
November 4, 1997